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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): MARCH 26, 2006

                                 CALBATECH, INC.
               (Exact name of Company as specified in its charter)

                 (Name of Small Business issuer in its charter)

            Nevada                                        86-0932112
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

                                    000-33039
                              (Commission file No.)

                          15375 Barranca Parkway, I-101
                                Irvine, CA 92618
           (Address of principal executive offices including zip code)

                                 (949) 450-9910
               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) CalbaTech has been informed that its PCAOB auditor, De Joya and Company, has merged with another accounting firm creating a new entity with a corresponding new name, DeJoya Griffith and Company, LLC and has registered with the PCAOB. In furtherance of auditing continuity, CalbaTech audits will now be provided by De Joya Griffith and Company, LLC. CalbaTech expects that the change and subsequent entity change of its PCAOB auditor will not have any material affect on its audits or the auditing process.

De Joya & Company audited the Company's financial statements for the fiscal year ended December 31, 2004. This firm's report on these financial statements was modified as to uncertainty that the Company will continue as a going concern; other than this, the accountant's report on the financial statements for the period neither contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended December 31, 2004 and the period preceding such change, there were no disagreements with De Joya & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no "reportable events" as described in Item 304(a)(1)(iv)(B)1 through 3 of Regulation S-B that occurred during the fiscal year ended December 31, 2004, and the period preceding such change

(b) The Company engaged De Joya Griffith & Company, LLC as its independent registered public accounting firm to audit the Company's financial statements. During the fiscal year ended December 31, 2004 neither the Company (nor someone on its behalf) consulted the newly engaged accountant regarding any matter.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: March 29, 2006              CalbaTech, Inc.

                                   /s/ James DeOlden
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                                       James DeOlden, Chief Executive Officer